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                        SECURITIES AND EXCHANGE COMMISION
                             Washington, D.C. 20549


                                    Form 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): October 23, 2003


                      LEXINGTON CORPORATE PROPERTIES TRUST
                      ------------------------------------
             (Exact Name of Registrant as specified in its charter)


          Maryland                        1-12386                13-3717318
          --------                        -------                ----------
(State or other jurisdiction         (Commission File           (IRS Employer
      of incorporation)                   Number)            Identification No.)


                 355 Lexington Avenue, New York, New York 10017
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               (Address of Principal Executive Offices) (Zip Code)


              Registrant's telephone number, including area code:
                                 (212) 692-7260
                                 --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)
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Item 5.    Other Events and Regulation FD Disclosure

         On October 23, 2003, Lexington Corporate Properties Trust (the "Trust") issued a press release announcing its financial results for the quarter and nine months ended September 30, 2003 (the "Press Release"). A copy of the Press Release is furnished with this report as an exhibit. Except to the extent set forth under Item 12 below, the contents of the Press Release shall be deemed "filed" pursuant to Item 5 of Form 8-K for purposes of the Securities Exchange Act of 1934 (the "Exchange Act").

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      not applicable

         (b)      not applicable

         (c)      Exhibits

                  99.1 Press Release of Lexington Corporate Properties Trust dated October 23, 2003

                  99.2 Supplemental Reporting Package for the nine months ended September 30, 2003

Item 9.    Regulation FD Disclosure

         On October 23, 2003, the Trust made available supplemental information concerning its operations and portfolio as of September 30, 2003. A copy of this supplemental information is furnished as Exhibit 99.2 to this report on Form 8-K. The information contained in Item 9 of this report on Form 8-K, including
Exhibit 99.2, shall not be deemed "filed" with the Securities Exchange Commission nor incorporated by reference in any registration filed by the Trust under the Securities Act of 1933, as amended. The information in this Item 9 (including Exhibit 99.2) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 12.   Results of Operations and Financial Condition

         The information contained under the heading, "Lexington Poised For Growth" and "Tenth Anniversary" in the Press Release shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language included in such filing. The information in this Item 12 (including the portion of Exhibit 99.1 attached hereto referred to in this Item 12) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        By: Lexington Corporate Properties Trust

Date: October 24, 2003                  By:  /s/ Patrick Carroll
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                                             Patrick Carroll
                                             Chief Financial Officer